John Hancock Funds II
Supplement dated December 17, 2007
to the Class NAV and Class 1 Shares Prospectuses
dated December 31, 2006, as amended July 12, 2007
U.S. Global Leaders Growth Fund
Subadviser Change
At the December 13-14, 2007 Board of Trustees meeting, the Board approved changing the subadviser for the U.S. Global Leaders Growth Fund from Sustainable Growth Advisers, L.P. to T. Rowe Price Associates, Inc. (“T. Rowe Price”), effective as of the time the net asset value is determined on January 17, 2008. The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Fund.
Investment Policy Changes
At the December 13-14, 2007 Board of Trustees meeting, the Board approved the amended and restated investment policies as described in Appendix A below.
Quantitative All Cap Fund
The advisory fee for the Quantitative All Cap Fund will be reduced effective April 25, 2008 (or the effective date of the merger of the Growth & Income Trust into the Quantitative All Cap Trust if that date is later). The new advisory fee will be:

	First	Excess Over
	$2.5 billion of	$2.5 billion of
	Aggregate	Aggregate
Fund	Net Assets	Net Assets
Quantitative All Cap(1)	0.675%	0.650%
(1) Aggregate Net Assets include the net assets of the Quantitative All Cap Fund, a series of John Hancock Funds II, and the Quantitative All Cap Trust, a series of John Hancock Trust.
International Value Fund
At a meeting held on December 13-14, 2007, the Board of Trustees approved the sub-subadvisory agreement between Templeton Investment Counsel, LLC and Templeton Global Advisors Limited (“Templeton”) appointing Templeton as a sub-subadivser to the International Value Fund. Templeton is an affiliate of Templeton Investment Counsel, LLC, is located in Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. Both Templeton Investment Counsel, LLC and Templeton are indirect wholly owned subsidiaries of Franklin Resources, Inc. Tucker Scott, a portfolio manager to the International Value Fund, is an employee of Templeton.
Emerging Small Company Fund
Effective December 17, 2007, the investment policies of the Fund have been amended to permit the Fund to invest up to 25% of its net assets in foreign securities.

Appendix A
Amend and Restated Investment Policies
U.S. Global Leaders Growth Fund

Investment Strategies:	Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks of companies the subadviser regards, at the time of investment, as “U.S. Global Leaders.” These are companies determined by the subadviser as well established in their industries with the potential for above average sustainable long-term growth.
The subadviser considers U.S. Global Leaders to be large and medium-sized U.S. blue chip growth companies that typically exhibit the following characteristics:
•      Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, may lead to higher earnings growth and greater share price appreciation.
•      Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The subadviser’s analysts will evaluate the depth and breadth of a company’s management experience.
•      Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
The subadviser seeks to identify companies with superior long-term growth prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.
While most of the assets of the Fund are invested in U.S. common stocks, the Fund may also purchase other types of securities, including (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its net assets) including depositary receipts (ADRs), (ii) convertible stocks, warrants and bonds, (iii) futures and options and (iv) other types of equity securities. Investments in securities convertible into common stocks are considered “common stocks” for purposes of the Fund’s requirement to invest 80% of its net assets in common stocks. Investments in non-convertible preferred stocks and debt securities are limited to 20% of total assets.
The Fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be issued by companies, municipalities and other entities which meet the investment criteria for the Fund but may include non-investment grade debt securities (“junk bonds”). The Fund will not purchase a non-investment grade debt security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities. The Fund’s investments in convertible securities are not subject to this limit.
The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

John Hancock Funds II
Supplement dated December 17, 2007
to the Class A, B and C Shares Prospectus
Under the heading “Additional payments to financial intermediaries,” the following additional language has been added:
Rollover Program Compensation
The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds [0.15% for the John Hancock Money Market Fund] under the rollover program. Rollover Compensation is made in the first year and continues thereafter, monthly in arrears. A John Hancock insurance company may also pay the third party administrator for the plan a one time nominal fee not expected to exceed $25 per each participant rollover into a John Hancock fund for facilitating the transaction.

John Hancock Funds II
Supplement dated December 17, 2007
to the Prospectus
Under the heading “Transaction Policies,” under the subheading “Limitation on exchange activity,” the first paragraph is amended and restated as follows:
Pursuant to the policies and procedures adopted by the Board of Trustees the fund, or its agent, may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund, or its agent, determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund, or its agent, cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund, or its agent, may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Under the heading “Transaction Policies,” under the subheading “Limitation on the ability to detect and curtail excessive trading practices,” the first paragraph is amended and restated as follows:
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail its trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.